Exhibit 10.24

Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Double asterisks denote omissions.

SECOND AMENDMENT

TO

COMPANION DIAGNOSTICS AGREEMENT

This Second Amendment (“Second Amendment”) shall be effective as of this 16th day of November (“Amendment Effective Date”), by and between Epizyme, Inc., having a place of business at 400 Technology Square, 4th Floor, Cambridge, Massachusetts 02139, U.S.A. (“Epizyme”) and Eisai Co., Ltd., having a place of business at Koishikawa 4-6-10, Bunkyo-ku, Tokyo 112-8088, Japan (individually, “Eisai” and collectively with Epizyme, “Pharmaceutical Partners”), on the one side, and Roche Molecular Systems, Inc., having a place of business at 4300 Hacienda Drive, Pleasanton, California 94588, U.S.A. (“RMS”), on the other side, as an amendment to the Companion Diagnostics Agreement, dated 18th December 2012 as previously amended on 31 May 2013 (“Agreement”). Capitalized terms used in this Amendment and not defined in this Amendment shall have the meanings ascribed to them in the Agreement.

WHEREAS, Epizyme, Eisai and RMS are Parties to the Agreement and desire to amend the Agreement as set forth in this Second Amendment; and

WHEREAS, the Parties agree to modify the Project Plan and the Payment Plan, as well as the other provisions specifically set forth herein, in accordance with Section 4.2 of the Agreement, to reflect the revised timing of the Pivotal Registrational Trial.

NOW, THEREFORE, in consideration of the agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which each Party hereby acknowledges, the Parties hereby agree as follows:

1. Section 15.7(b) under the Agreement is hereby replaced in its entirety with the following amended and restated Section 15.7(b):

“(b) If Pharmaceutical Partners terminate this Agreement or a Project Plan pursuant to Section 15.4, and RMS is not in material breach of this Agreement, then the Parties shall agree [**] and Pharmaceutical Partners shall pay to RMS [**]. If the Parties cannot agree [**], the Parties agree that such disputes shall be resolved by Senior Officers in accordance with Section 4.3, and then, if applicable, by Arbitration in accordance with Article 16. Without limiting the foregoing, (i) in the event that such termination occurs prior to initiation of [**], Pharmaceutical Partners shall pay to RMS [**] dollars ($[**]), and (ii) in the event that such termination occurs after initiation of [**], Pharmaceutical Partners shall pay to RMS [**] dollars ($[**]) (either the fees in (i) or (ii), the “Deferred Fee”); provided that, for clarity, in the event that Pharmaceutical Partners are obligated to make a payment for Deferred Fee to RMS pursuant to clause (ii), they shall not also be obligated to make a payment for Deferred Fee to RMS pursuant to clause (i). Any applicable Deferred Fee in addition to any applicable [**] that may be due as set forth above in this Section 15.7(b) shall be collectively the “Termination Fees”. In addition, Pharmaceutical Partners shall pay to RMS and any additional costs associated with the agreed upon orderly wind down of any then-ongoing activities under the Project Plan. For clarity, (1) for purposes of calculating the Termination Fees (if any) due to RMS pursuant to this Section 15.7(b) only, the milestone reference amounts set forth on Part I.B of Exhibit E shall apply, (2) for purposes of any milestones that have been completed prior to termination (which were not invoiced and/or paid), such milestones shall be deemed earned and the milestone amounts set forth in Exhibit B shall apply and be paid in accordance with Article 7; and, unless otherwise expressly agreed by the Parties in writing, in no event shall Pharmaceutical Partners be obligated to pay RMS more than an aggregate of fifteen million dollars ($15,000,000) following the execution of the Second Amendment to this Agreement in milestones and Termination Fees under this Agreement. For illustrative purposes only, Part II of Exhibit E provides a sample calculation for a scenario under this Section 15.7(b).”

2. The current Project Plan under the Agreement is hereby replaced in its entirety with the amended and restated Project Plan set forth in Attachment 1 to this Amendment.

3. The current Exhibit B of the Agreement is hereby replaced in its entirety with the amended and restated Exhibit B set forth in Attachment 2 to this Amendment.

4. The current Exhibit C of the Agreement is hereby replaced in its entirety with the amended and restated Exhibit C set forth in Attachment 3 to this Amendment.

5. The current Exhibit E of the Agreement is hereby replaced in its entirety with the amended and restated Exhibit E set forth in Attachment 4 to this Amendment.

6. This Amendment is effective and shall become part of the Agreement as of the Amendment Effective Date.

7. Except as provided herein, all other terms and conditions of the Agreement remain unchanged and are in full force and effect.

8. This Amendment may be signed in any number of counterparts (facsimile and electronic transmission included), each of which shall be deemed an original, but all of which shall constitute one and the same instrument. After facsimile or electronic transmission, the Parties agree to execute and exchange documents with original signature.

The Parties have executed this Amendment, by their duly authorized representatives.

ROCHE MOLECULAR SYSTEMS, INC.		EPIZYME, INC.

By:	/s/ Paul Brown	By:	/s/ Robert Bazemore
	(signature)		(signature)

Name:	Paul Brown	Name:	Robert Bazemore
	(printed name)		(printed name)

Title:	President & CEO	Title:	President & CEO

Date:	8 December 2015	Date:	11-16-15

EISAI CO., LTD.

		By:	/s/ Terushige Iike
(signature)

		Name:	Terushige Iike
(printed name)

		Title:	Chief Product Creation Officer

		Date:	December 15, 2015

ATTACHMENT #2

EXHIBIT B

PAYMENT PLAN

Milestones: Epizyme, on behalf of Epizyme and Eisai, will pay RMS the following milestone payments upon completion of activities associated with the milestone:

I. Milestone payments made prior to the execution of the Second Amendment to this Agreement:

Milestone	Payment

[**]	[**]

[**]	[**]

[**]	[**]

[**]	[**]

II. Milestone payment to be paid by Epizyme, on behalf of Epizyme and Eisai, to RMS within [**] days after the execution of the Second Amendment to this Agreement:

[**]	[**]

III. Remaining milestone payments that may become payable after the execution of the Second Amendment to this Agreement:

[**]	[**]

[**]	[**]

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In the event that RMS has completed [**] Project Plan and thereafter any excessive delay or failure of performance by Pharmaceutical Partners prevents RMS from filing and therefore obtaining Regulatory Approval thereof in the United States, where RMS would otherwise have earned such subsequent milestone(s) but for such excessive delay or failure of performance by Pharmaceutical Partners, then RMS may send a notice to Pharmaceutical Partners asserting that such circumstances exist. If Pharmaceutical Partners do not either send RMS a notice of termination pursuant to Article 15 or a notice disputing the existence of such circumstances within [**] days after the notice from RMS asserting such circumstances, and if RMS is not in material breach of the Agreement, RMS shall be deemed to have earned [**] dollars ($[**]), which amount shall be creditable against all unearned milestones and Termination Fees, if any. Any dispute as to the applicability of this paragraph shall be resolved in accordance with the terms of Article 16. For clarity, unless otherwise expressly agreed by the Parties in writing, in no event shall Pharmaceutical Partners be obligated to pay RMS more than an aggregate of fifteen million dollars ($15,000,000) ) following the execution of the Second Amendment to this Agreement in milestones (including any amount that may become payable pursuant to this paragraph) and Termination Fees under this Agreement.

ATTACHMENT #4

EXHIBIT E

MILESTONES AND EXAMPLES FOR SECTION 15.7(b)

Part I.A: Milestone Reference Amounts No Longer Applicable for Purposes of Section 15.7(b) After the Execution of the Second Amendment to the Agreement

Milestone	Payment

[**]	[**]

[**]	[**]

[**]	[**]

Part I.B: Milestone Reference Amounts Applicable for Purposes of Section 15.7(b) After the Execution of the Second Amendment to the Agreement

[**]	[**]

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Part II: Sample Calculation under Section 15.7(b) (for illustrative purposes only)

[**]